SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

On March 6, 2013, the Company announced approval by its Board of Directors of a plan to repurchase $100 million of its ADSs over the next 18 to 24 months. The timing and extent of any purchases will depend upon market conditions, the trading price of its ADSs and other factors, including customary restrictions on share repurchases. The repurchase program does not obligate the Company to make repurchases at any specific time or in any specific situation.

On February 5, 2013, WASH entered into a one-year revolving line of credit of RMB150 million. The interest rate of each drawdown will be determined by each loan agreement.